SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2002

RECOTON CORPORATION
(Exact name of registrant as specified in charter)

New York (State or other jurisdic- tion of incorporation)	0-5860 (Commission File Number)	11-1771737 (IRS Employer Identification No.)

2950 Lake Emma Road, Lake Mary, Florida 32746
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: 407-333-8900

N.A.
(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

a.	Financial Statements of Business Acquired: not applicable

b.	Pro Forma Financial Information: not applicable

c.	Exhibits:

99.1	Press release issued on August 30, 2002

Item 9.	Regulation FD Disclosure.

              We issued a press release regarding August 28, 2002 amendments to our loan agreements, a copy of which is filed as Exhibit 99.1.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECOTON COMPANY By: /s/ Arnold Kezsbom Name: Arnold Kezsbom Title: Executive Vice President-Finance

Dated: August 30, 2002

EXHIBIT INDEX

99.1	Press release issued, or to be issued, on August 30, 2002